                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)  April 2, 1997
                                                  ------------------------------

                  Conversion Technologies International, Inc.
--------------------------------------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


               Delaware                   000-28198             13-3754366
--------------------------------------------------------------------------------
     (STATE OR OTHER JURISDICTION        (COMMISSION           (IRS EMPLOYER
           OF INCORPORATION)             FILE NUMBER)       IDENTIFICATION NO.)


Bethany Crossing Office Center
82 Bethany Road
Hazlet, New Jersey                                                       07730
--------------------------------------------------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                             (ZIP CODE)




Registrant's telephone number, including area code   (908) 888-3828
                                                   -----------------------------


--------------------------------------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.  OTHER EVENTS

       As permitted under Rule 135c promulgated under the Securities Act of 1933, as amended, Conversion Technologies International, Inc. (the "Registrant") is filing as an exhibit to this Current Report on Form 8-K a press release issued by the Registrant on April 2, 1997.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

       (c)   Exhibits


             EXHIBIT NO.                              DOCUMENT
             -----------                              --------
                99.1 Press release issued by the Registrant on April 2, 1997.

                               SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 CONVERSION TECHNOLOGIES
                                   INTERNATIONAL, INC.



                                 By: /s/ Harvey Goldman
                                    --------------------------------------------
                                    Harvey Goldman
                                    Vice-Chairman, President and Chief Executive
                                    Officer




April 2, 1997

                                      EXHIBIT INDEX

EXHIBIT NO.                              DOCUMENT                       PAGE NO.
----------                               --------                       --------

   99.1      Press release issued by the Registrant on April 2, 1997.       5